EXHIBIT 23.7

                         CONSENT OF INDEPENDENT AUDITORS

As independent auditors, we hereby consent to the incorporation by reference of our report, dated 15 March 1996 on the consolidated financial statements of XYZ Entertainment Pty Limited included in the United International Holdings, Inc. fiscal 1998 Annual Report on Form 10-K, into previously filed Registration Statement File Nos. 33-81876, 33-87326 and 333-00226.


                                       Deloitte Touche Tohmatsu


Sydney, Australia
May 25, 1998